Exhibit 1
JOINT FILING AGREEMENT
Pursuant to Rule 13d-(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.
Date:  July 18, 2017
/s/ Christopher G. McCann
Christopher G. McCann

/s/ James F. McCann
James F. McCann

ERIN McCANN 2005 TRUST

By:  /s/ Marylou McCann
Name:  Marylou McCann
Title:  Trustee and not in her individual capacity

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

By:  /s/ Erin Lenehan
Name:  Erin Moore Lenehan
Title:  Trustee and not in her individual capacity

JAMES McCANN 2005 TRUST

By:  /s/ Marylou McCann
Name:  Marylou McCann
Title:  Trustee and not in her individual capacity

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

By:  /s/ James McCann
Name:  James F. McCann, III
Title:  Trustee and not in his individual capacity

MATTHEW McCANN 2005 TRUST

By:  /s/ Marylou McCann
Name:  Marylou McCann
Title:  Trustee and not in her individual capacity

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

By:  /s/ Matthew McCann
Name:  Matthew E. McCann
Title:  Trustee and not in his individual capacity

THE JAMES F. McCANN 2012 FAMILY TRUST – PORTION I

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

THE JAMES F. McCANN 2012 FAMILY TRUST – PORTION II

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

THE McCANN FAMILY LIMITED PARTNERSHIP

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Its General Partner

THE 1999 McCANN FAMILY LIMITED PARTNERSHIP

By:  Public Flowers, Inc.,
its General Partner

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  President

PUBLIC FLOWERS, INC.

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  President

THE MARYLOU McCANN 1999 TRUST U/A/D July 6, 1999

By:  /s/ Christopher G. McCann
Name:  Christopher G. McCann
Title:  Trustee and not in his individual capacity

/s/ Marylou McCann
Marylou McCann

/s/ Erin Lenehan
Erin Moore Lenehan

/s/ James McCann
James F. McCann, III

/s/ Matthew McCann
Matthew E. McCann